CEDAR FAIR, L.P.

KNOTT'S BERRY FARM

SENIOR SERIES C NOTE

No. 2001 C-1

ORIGINAL PRINCIPAL AMOUNT: $35,000,000

ORIGINAL ISSUE DATE: August 9, 2001

INTEREST RATE: 6.40%

INTEREST PAYMENT DATES: February 24 and August 24 of each year, commencing

August 24, 2001

FINAL MATURITY DATE: August 24, 2008

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $7,000,000 on August 24 of each of the years 2004-2008, inclusive

FOR VALUE RECEIVED, the undersigned, Cedar Fair, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Company") and Knott's Berry Farm, a general partnership organized and existing under the laws of the State of California ("Knott's Berry Farm") (the Company and Knott's Berry Farm are hereinafter referred to as the "Co-Issuers") hereby, jointly and severally, promise to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of THIRTY FIVE MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount (as defined in the Agreement referenced below) and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% plus the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

Payments of principal, Yield-Maintenance Amounts, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Co-Issuers in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of January 28, 1998 (herein called the "Agreement"), between the Co-Issuers, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in some cases without the Yield-Maintenance Amount and in other cases with the Yield-Maintenance Amount (if any) specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

The obligations of the Partners (as defined in the Agreement) with respect to this Note are limited as provided in paragraph 11L of the Agreement.

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal law of such State.

CEDAR FAIR, L.P.

By: CEDAR FAIR MANAGEMENT COMPANY, Managing General Partner

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

KNOTT'S BERRY FARM

By: Magnum Management Corporation

one of its general partners

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

CEDAR FAIR, L.P.

KNOTT'S BERRY FARM

SENIOR SERIES C NOTE

No. 2001 C-2

ORIGINAL PRINCIPAL AMOUNT: $7,000,000

ORIGINAL ISSUE DATE: August 9, 2001

INTEREST RATE: 6.40%

INTEREST PAYMENT DATES: February 24 and August 24 of each year, commencing

August 24, 2001

FINAL MATURITY DATE: August 24, 2008

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $1,400,000 on August 24 of each of the years 2004-2008, inclusive

FOR VALUE RECEIVED, the undersigned, Cedar Fair, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Company") and Knott's Berry Farm, a general partnership organized and existing under the laws of the State of California ("Knott's Berry Farm") (the Company and Knott's Berry Farm are hereinafter referred to as the "Co-Issuers") hereby, jointly and severally, promise to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of SEVEN MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount (as defined in the Agreement referenced below) and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% plus the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

Payments of principal, Yield-Maintenance Amounts, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Co-Issuers in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of January 28, 1998 (herein called the "Agreement"), between the Co-Issuers, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in some cases without the Yield-Maintenance Amount and in other cases with the Yield-Maintenance Amount (if any) specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

The obligations of the Partners (as defined in the Agreement) with respect to this Note are limited as provided in paragraph 11L of the Agreement.

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal law of such State.

CEDAR FAIR, L.P.

By: CEDAR FAIR MANAGEMENT COMPANY, Managing General Partner

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

KNOTT'S BERRY FARM

By: Magnum Management Corporation

one of its general partners

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

CEDAR FAIR, L.P.

KNOTT'S BERRY FARM

SENIOR SERIES C NOTE

No. 2001 C-3

ORIGINAL PRINCIPAL AMOUNT: $5,000,000

ORIGINAL ISSUE DATE: August 9, 2001

INTEREST RATE: 6.40%

INTEREST PAYMENT DATES: February 24 and August 24 of each year, commencing

August 24, 2001

FINAL MATURITY DATE: August 24, 2008

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $1,000,000 on August 24 of each of the years 2004-2008, inclusive

FOR VALUE RECEIVED, the undersigned, Cedar Fair, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Company") and Knott's Berry Farm, a general partnership organized and existing under the laws of the State of California ("Knott's Berry Farm") (the Company and Knott's Berry Farm are hereinafter referred to as the "Co-Issuers") hereby, jointly and severally, promise to pay to Hartford Life Insurance Company, or registered assigns, the principal sum of FIVE MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount (as defined in the Agreement referenced below) and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% plus the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

Payments of principal, Yield-Maintenance Amounts, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Co-Issuers in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of January 28, 1998 (herein called the "Agreement"), between the Co-Issuers, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in some cases without the Yield-Maintenance Amount and in other cases with the Yield-Maintenance Amount (if any) specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

The obligations of the Partners (as defined in the Agreement) with respect to this Note are limited as provided in paragraph 11L of the Agreement.

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal law of such State.

CEDAR FAIR, L.P.

By: CEDAR FAIR MANAGEMENT COMPANY, Managing General Partner

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

KNOTT'S BERRY FARM

By: Magnum Management Corporation

one of its general partners

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

CEDAR FAIR, L.P.

KNOTT'S BERRY FARM

SENIOR SERIES C NOTE

No. 2001 C-4

ORIGINAL PRINCIPAL AMOUNT: $3,000,000

ORIGINAL ISSUE DATE: August 9, 2001

INTEREST RATE: 6.40%

INTEREST PAYMENT DATES: February 24 and August 24 of each year, commencing

August 24, 2001

FINAL MATURITY DATE: August 24, 2008

PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $600,000 on August 24 of each of the years 2004-2008, inclusive

FOR VALUE RECEIVED, the undersigned, Cedar Fair, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Company") and Knott's Berry Farm, a general partnership organized and existing under the laws of the State of California ("Knott's Berry Farm") (the Company and Knott's Berry Farm are hereinafter referred to as the "Co-Issuers") hereby, jointly and severally, promise to pay to Medica Health Plan, or registered assigns, the principal sum of THREE MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount (as defined in the Agreement referenced below) and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% plus the Interest Rate specified above or (ii) 2% plus the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

Payments of principal, Yield-Maintenance Amounts, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Co-Issuers in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase and Private Shelf Agreement, dated as of January 28, 1998 (herein called the "Agreement"), between the Co-Issuers, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes a party thereto, on the other hand, and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part, in some cases without the Yield-Maintenance Amount and in other cases with the Yield-Maintenance Amount (if any) specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Issuers shall not be affected by any notice to the contrary.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

The obligations of the Partners (as defined in the Agreement) with respect to this Note are limited as provided in paragraph 11L of the Agreement.

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal law of such State.

CEDAR FAIR, L.P.

By: CEDAR FAIR MANAGEMENT COMPANY, Managing General Partner

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer

KNOTT'S BERRY FARM

By: Magnum Management Corporation

one of its general partners

By: _____________________________________

Bruce A. Jackson

Vice President & Chief Financial Officer